UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790

Franklin California Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During 2019’s last three quarters, the U.S. economy grew more moderately, mainly due to concerns about trade. To support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at each of its July, September and October 2019 meetings. However, amid larger economic risks posed by the novel coronavirus (COVID-19) outbreak toward period-end, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.50% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced a plan to purchase government, government-backed and corporate bonds, which would significantly expand its balance sheet.

During the 12-month period, municipal bonds delivered modestly positive returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines, healthy employment and the resilience of the U.S. economy.

Franklin California Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin California Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of March 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin California Tax-Free Income Fund

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $7.44 on March 31, 2019, to $7.50 on March 31, 2020. The Fund’s Class A shares paid dividends totaling 23.7099 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.99% based on an annualization of March’s 1.9441 cents per share dividend and the maximum offering price of $7.79 on March 31, 2020. An investor in the 2020 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Credit Quality Composition*

3/31/20

Ratings	% of Total Investments

AAA	9.70%

AA	52.85%

A	23.42%

BBB	2.90%

Below Investment Grade	1.14%

Refunded	9.33%

Not Rated	0.66%

* Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The 12-month period ended March 31, 2020, was defined by two distinct phases: before and during the global outbreak of the novel coronavirus (COVID-19). In terms of U.S.-domiciled assets, equities, corporate bonds, U.S. Treasuries and municipal bonds all posted positive returns for the period’s first 10 and a half months. By the end of February, COVID-19 had spread globally and economies around the world took notice. Volatility in all asset types spiked during the period’s final five weeks. Risk assets, including municipal bonds, experienced selling pressure that resulted in negative

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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total returns for the period, while U.S. Treasury prices rallied and drove yields, which move inversely to price, to reach historical lows.

Dividend Distributions*

4/1/19–3/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

April**	3.1400	3.2400	2.9000	3.3100	3.2900

May	2.0277	2.1235	1.7670	2.2087	2.1802

June	1.8003	1.8847	1.5608	1.9645	1.9386

July	2.0977	2.2010	1.8182	2.2926	2.2627

August	1.8437	1.9387	1.5844	2.0173	1.9958

September	1.8923	1.9898	1.6256	2.0707	2.0486

October	1.8775	1.9789	1.6100	2.0615	2.0374

November	1.7052	1.7971	1.4547	1.8723	1.8514

December	1.8942	1.9951	1.6211	2.0787	2.0554

January	1.8419	1.9401	1.5740	2.0254	1.9994

February	1.6453	1.7379	1.3993	1.8154	1.7918

March	1.9441	2.0404	1.6718	2.1340	2.1003

Total	23.7099	24.8672	20.5869	25.8511	25.5516

* The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes a 1.09 cent per share supplemental distribution.

To show the dramatic turn of events during March 2020, we are providing returns of certain major asset classes for the 12-month and one-month periods ended March 31, 2020. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted total returns of +3.85% and -3.63% for the 12-month and one-month periods, respectively, compared with -0.74% and -11.00% total returns for high-yield municipal bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index.3 U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted total returns of +13.23% and +2.89% for the 12-month and one-month periods, respectively, compared with +4.98% and -7.09% total returns for investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index.3 All four of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor’s® 500 Index, which posted total returns of -6.98% and

-12.35% for the 12-month and one-month periods, respectively.3

As one would expect during times of financial distress, investment-grade municipal bonds performed better than their high-yield counterparts as well as U.S. equities during the 12-month and one-month periods. However, during both time periods, municipal bonds underperformed U.S. Treasuries and investment-grade corporate bonds, and U.S. Treasuries outperformed all these asset classes.

As volatility due to the COVID-19 pandemic increased across financial markets in late February 2020 and into early March, the municipal bond market seemed relatively impervious. However, during the second week of March, the municipal bond market experienced one of its worst single-day price declines over the past decade.

Federal authorities quickly implemented monetary policy and fiscal stimulus packages to combat the economic and market impact of the global pandemic. Despite the federal responses, many investors expected an economic recession and fled to perceived safe-haven assets, most specifically U.S. Treasury securities. Although yields on U.S. Treasuries dropped to all-time lows as prices rose, municipal bonds sold off significantly as many investors priced in the potential effects of the economic slowdown on state and local governments, as well as related municipal bond sectors. Municipal bond yields moved abruptly and significantly higher in mid-March 2020, but the selloff abated after the U.S. Federal Reserve (Fed) stepped in to help stabilize short-dated municipal securities. Similarly, the phase 3 federal stimulus package, which gives the Fed the ability to buy municipal bonds, also served to somewhat calm the market.

In the U.S., the recent selloff in municipal bonds appeared similar to the global financial crisis more than a decade ago, with many investors seemingly believing U.S. Treasuries are the only safe-haven investments. Although uncertainty related to the COVID-19 pandemic has been the main reason for municipal bond market volatility, we have seen a number of other contributing factors.

For example, the oil shock that began to impact corporate bond markets in late February 2020 gained steam and started to play a more meaningful role in the municipal bond market. Another key factor contributing to the recent declines is the municipal bond mutual fund market’s transition to net redemptions after experiencing record net inflows in 2019

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

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and the first two months of 2020. The entire municipal market sold off toward period-end, which may be one reason why high-yield municipal bonds have been hit the hardest.

Although we believe certain credits and sectors are more likely to be negatively impacted by these factors than others, the recent selloff has been indiscriminate in nature, hitting broad swaths of the municipal bond market and potentially creating attractive opportunities for some tax-sensitive investors.

We entered this downturn coming off a relatively strong economy, and we think many state and local governments, as well as most municipal bond issuers, are fairly well positioned heading into this crisis. After the recent selloff, yields for even the highest-rated segment of the municipal bond market (AAA) far surpassed the yields for U.S. Treasuries across maturity terms, and short-term AAA municipal bond yields exceeded those of long-term U.S. Treasuries in some cases. Depending on an investor’s tax situation, we believe the higher yields provided by municipal bonds compared with U.S. Treasuries have become incrementally more compelling.

The Investment Company Institute (ICI) reported net outflows from municipal bond mutual funds in March, as investors pulled their money out of municipal bond mutual funds as markets generally sold off. This ended a run of 14 consecutive months of net inflows. According to the ICI, as of March 25, 2020, municipal bond mutual funds had approximately -$42 billion of net outflows during March 2020, the largest monthly net outflow on record, bringing the 2020 year-to-date total net outflows to approximately -$21 billion.

The Fed has acted aggressively to stem the tide of negative economic repercussions. The central bank had already lowered the federal funds target rate three times in 2019 to a range of 1.50%–1.75%. In March 2020, however, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%. The Fed also implemented additional tools, with several specifically intended to support stability in the municipal bond market.

We believe our approach to municipal bond investing is particularly well-suited for the volatile market environment. Over the last several years, we have focused on purchasing high-quality bonds, as the yield spreads between high-quality and lower-quality bonds have been narrow. We have also maintained exposure to pre-refunded bonds, the most liquid high-quality municipal bonds in the market. Our seasoned team of analysts and portfolio managers have navigated difficult times before, and we are using the team’s knowledge and experience to navigate through this crisis. Although we recognize that volatility will persist as long as the significant level of uncertainty weighs on financial markets, we are confident in our ability to provide relative downside protection for tax-sensitive, income-oriented investors.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large, diverse economy expanded during the 12-month period. The state’s unemployment rate of 4.2% in March 2019 decreased during the period before increasing to 5.3% in March 2020 due to the economic effects of COVID-19, exceeding the increased 4.4% national rate at period-end.4 The state closed fiscal year (FY) 2019 (ended June 30) with a better-than-projected positive balance in its special fund for economic uncertainties and budget stabilization account, resulting from greater-than-projected tax revenues. The enacted FY 2020 budget modestly increased spending while maintaining strong reserve levels, and revenues have remained above projections. California’s net tax-supported debt was $2,194 per capita and 3.7% of personal income, compared with the $1,068 and 2.2% national medians, respectively.5 Independent credit rating agency Standard & Poor’s (S&P) affirmed California’s general obligations bonds rating of AA- with a stable outlook.6 The rating reflected S&P’s view of the state’s large and fast-expanding economy, commitment to balance revenues and expenses and pay down debts, solid reserve levels, sufficiently strong FY 2020 liquidity, and declining but moderately high debt ratios. S&P noted challenges, including high housing costs, difficult-to-forecast revenues, minimal prefunding of retiree health care benefits, proposed higher social service spending and projected expenditures that could reduce spending flexibility.

4. Bureau of Labor Statistics.

5. Source: Moody’s Investors Service, State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs, 6/3/19.

6. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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Portfolio Composition

3/31/20

% of Total Investments*

Transportation	25.60%

General Obligation	17.95%

Refunded**	13.68%

Utilities	10.50%

Hospital & Health Care	10.21%

Higher Education	8.54%

Subject to Government Appropriations	7.51%

Tax-Supported	2.81%

Housing	2.01%

Other Revenue	1.19%

* Does not include cash and cash equivalents.

** Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer-term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

1-Year	+3.98%	+0.08%

5-Year	+17.51%	+2.49%

10-Year	+59.35%	+4.37%

Advisor

1-Year	+4.24%	+4.24%

5-Year	+18.24%	+3.41%

10-Year	+61.26%	+4.89%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	2.99%	6.38%	1.07%	2.28%

Advisor	3.37%	7.19%	1.37%	2.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (4/1/10–3/31/20)

Advisor Class (4/1/10–3/31/20)

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PERFORMANCE SUMMARY

Distributions (4/1/19–3/31/20)

Share Class	Net Investment Income

A	$0.237099

A1	$0.248672

C	$0.205869

R6	$0.258511

Advisor	$0.255516

Total Annual Operating Expenses[10]

Share Class

A	0.76%

Advisor	0.51%

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/20.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and California personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond California Exempt Index is the California component of the Bloomberg Barclay Municipal Bond Index, a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$990.50	$3.78	$1,021.20	$3.84	0.76%
A1	$1,000	$991.20	$3.04	$1,021.95	$3.08	0.61%
C	$1,000	$987.10	$5.76	$1,019.20	$5.86	1.16%
R6	$1,000	$991.80	$2.34	$1,022.65	$2.38	0.47%
Advisor	$1,000	$991.70	$2.54	$1,022.45	$2.58	0.51%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Financial Highlights

	Year Ended March 31,
	2020	2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.44	$ 7.27

Income from investment operations[b]:

Net investment income[c]	0.22	0.14

Net realized and unrealized gains (losses)	0.08	0.15

Total from investment operations	0.30	0.29

Less distributions from:

Net investment income	(0.24)	(0.12)

Net asset value, end of year	$ 7.50	$ 7.44

Total return[d]	3.98%	4.11%

Ratios to average net assets[e]

Expenses[f]	0.76%	0.76%

Net investment income	2.97%	3.38%

Supplemental data

Net assets, end of year (000’s)	$1,395,165	$524,756

Portfolio turnover rate	15.74%	14.12%

aFor the period September 10, 2018 (effective date) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2020		2019		2018	2017	2016

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.43		$ 7.31		$ 7.38	$ 7.59	$ 7.60

Income from investment operations[a]:

Net investment income[b]	0.24		0.26		0.26	0.27	0.29

Net realized and unrealized gains (losses)	0.07		0.12		(0.06)	(0.22)	(0.01)

Total from investment operations.	0.31		0.38		0.20	0.05	0.28

Less distributions from:

Net investment income	(0.25)		(0.26)		(0.27)	(0.26)	(0.29)

Net asset value, end of year	$ 7.49		$ 7.43		$ 7.31	$ 7.38	$ 7.59

Total return[c]	4.14%		5.34%		2.66%	0.68%	3.82%

Ratios to average net assets

Expenses	0.61%	[d]	0.60%	[d]	0.59%	0.59%	0.57%

Net investment income.	3.12%		3.54%		3.53%	3.54%	3.87%

Supplemental data

Net assets, end of year (000’s)	$11,448,334		$11,824,206		$12,154,752	$12,425,129	$11,836,310

Portfolio turnover rate	15.74%		14.12%		13.05%	19.37%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2020		2019		2018	2017	2016

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.41		$ 7.30		$ 7.36	$ 7.58	$ 7.58

Income from investment operations[a]:

Net investment income[b]	0.20		0.22		0.22	0.23	0.25

Net realized and unrealized gains (losses)	0.07		0.11		(0.06)	(0.23)	(—)[c]

Total from investment operations	0.27		0.33		0.16	—	0.25

Less distributions from:

Net investment income	(0.21)		(0.22)		(0.22)	(0.22)	(0.25)

Net asset value, end of year	$ 7.47		$ 7.41		$ 7.30	$ 7.36	$ 7.58

Total return[d]	3.57%		4.63%		2.23%	(0.02)%	3.39%

Ratios to average net assets

Expenses	1.16%	[e]	1.16%	[e]	1.15%	1.14%	1.13%

Net investment income	2.57%		2.98%		2.97%	2.99%	3.31%

Supplemental data

Net assets, end of year (000’s)	$1,118,612		$1,124,954		$1,527,772	$1,659,070	$1,442,032

Portfolio turnover rate	15.74%		14.12%		13.05%	19.37%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2020		2019		2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.42		$ 7.30		$ 7.46

Income from investment operations[b]:

Net investment income[c]	0.25		0.27		0.18

Net realized and unrealized gains (losses)	0.07		0.12		(0.18)

Total from investment operations	0.32		0.39		—

Less distributions from:

Net investment income	(0.26)		(0.27)		(0.16)

Net asset value, end of year	$ 7.48		$ 7.42		$ 7.30

Total return[d]	4.28%		5.45%		(0.05)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.47%		0.47%		0.49%

Expenses net of waiver and payments by affiliates	0.46%	[f]	0.46%	[f]	0.48%

Net investment income	3.27%		3.68%		3.64%

Supplemental data

Net assets, end of year (000’s)	$186,078		$103,760		$85,534

Portfolio turnover rate	15.74%		14.12%		13.05%

aFor the period August 1, 2017 (effective date) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2020		2019		2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.42		$ 7.30		$ 7.36	$ 7.58	$ 7.59

Income from investment operations[a]:

Net investment income[b]	0.24		0.26		0.27	0.28	0.30

Net realized and unrealized gains (losses)	0.08		0.13		(0.06)	(0.23)	(0.01)

Total from investment operations	0.32		0.39		0.21	0.05	0.29

Less distributions from:

Net investment income	(0.26)		(0.27)		(0.27)	(0.27)	(0.30)

Net asset value, end of year	$ 7.48		$ 7.42		$ 7.30	$ 7.36	$ 7.58

Total return	4.24%		5.44%		2.89%	0.65%	3.92%

Ratios to average net assets

Expenses	0.51%	[c]	0.51%	[c]	0.50%	0.49%	0.48%

Net investment income	3.22%		3.63%		3.62%	3.64%	3.96%

Supplemental data

Net assets, end of year (000’s)	$1,888,402		$1,641,388		$1,572,721	$1,463,633	$1,108,743

Portfolio turnover rate	15.74%		14.12%		13.05%	19.37%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Statement of Investments, March 31, 2020

	Principal Amount	Value

Municipal Bonds 94.6%
California 93.7%
ABAG Finance Authority for Nonprofit Corporations COP, Santa Clara County and Butte Valley-Tulelake Rural Health Projects Inc., California Mortgage Insured, 6.65%, 10/01/22	$210,000	$210,937
ABAG Finance Authority for Nonprofit Corporations MFHR, Palo Alto Gardens Apartments, Series A, 5.45%, 4/01/39	5,500,000	5,507,425
ABAG Finance Authority for Nonprofit Corporations Revenue,
Casa de las Campanas Inc., California Mortgage Insured, 6.00%, 9/01/37	11,000,000	11,207,020
Channing House, California Mortgage Insured, Pre-Refunded, 6.00%, 5/15/30	8,495,000	8,544,781
Channing House, California Mortgage Insured, Pre-Refunded, 6.125%, 5/15/40	17,635,000	17,740,986
Eskaton Properties Inc. Obligated Group, Refunding, 5.00%, 11/15/35	10,000,000	10,463,800
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/29	20,000,000	14,926,000
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/30	41,665,000	29,912,137
Alameda USD Alameda County GO, Election of 2014, Series A, 5.00%, 8/01/39	18,000,000	20,794,680
Alhambra City Elementary School District GO, Los Angeles County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/27	3,035,000	2,654,441
Alisal USD,
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/32	3,355,000	2,550,840
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/33	3,610,000	2,654,505
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 2/01/34	3,345,000	2,414,756
Alvord USD,
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn., 8/01/36	15,000,000	9,208,800
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/46	42,500,000	50,518,475
GO, Riverside County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	34,690,000	37,913,742
Anaheim City School District GO, Orange County, Election of 2010, AGMC Insured, Pre-Refunded, 6.25%, 8/01/40	7,500,000	7,978,725
Anaheim Housing and Public Improvement Authority Revenue,
Refunding, Series C, 5.00%, 10/01/45	2,750,000	3,195,060
Series A, 5.00%, 10/01/45	1,365,000	1,585,912
Series A, 5.00%, 10/01/50	1,850,000	2,142,060
Anaheim PFA Lease Revenue,
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/24	26,855,000	25,278,074
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/26	29,430,000	26,554,983
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/27	22,860,000	20,141,032
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/28	14,425,000	12,410,837
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/29	24,810,000	20,708,907
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/32	13,665,000	10,482,148
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/33	37,070,000	27,556,726
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/34	24,970,000	17,964,916

franklintempleton.com	Annual Report	17

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Anaheim PFA Lease Revenue, (continued)
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 3/01/37	$15,080,000	$10,626,725
Anaheim UHSD, GO, Orange County, Election of 2002, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	8,570,000	7,676,835
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Pre-Refunded, 5.00%, 8/01/39	11,750,000	13,929,038
Atascadero USD, GO, San Luis Obispo County, Election of 2010, Series A, AGMC Insured, 5.00%, 8/01/40	6,235,000	6,480,846
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., Pre-Refunded, 8/01/48	25,000,000	4,152,000
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., Pre-Refunded, 8/01/53	60,000,000	6,780,000
GO, Los Angeles County, Election of 2006, BAM Insured, Pre-Refunded, 5.00%, 8/01/43	5,000,000	5,639,400
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Series F-1, 5.00%, 4/01/56	60,000,000	70,321,800
San Francisco Bay Area, Series S-4, AGMC Insured, Pre-Refunded, 5.125%, 4/01/48	20,000,000	22,411,200
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/42	84,260,000	92,123,986
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/47	72,000,000	78,120,720
San Francisco Bay Area, Subordinate, Refunding, Series S-8, 5.00%, 4/01/56	25,000,000	30,438,500
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.00%, 4/01/43	36,040,000	40,252,355
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.125%, 4/01/48	27,355,000	30,652,919
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.25%, 4/01/53	33,000,000	37,099,920
Beaumont Public Improvement Authority Wastewater Revenue, Series A, AGMC Insured, 5.00%, 9/01/49	10,000,000	11,776,300
Beaumont USD,
GO, Riverside County, Capital Appreciation, Election of 2008, Series C, AGMC Insured, zero cpn., 8/01/40	11,000,000	6,047,910
GO, Riverside County, Election of 2008, Series C, AGMC Insured, Pre-Refunded, 5.75%, 8/01/36	6,200,000	6,593,328
Berkeley USD, GO, Alameda County, Election of 2010, Series B, AGMC Insured, 5.375%, 8/01/35	5,090,000	5,156,017
California Community College Financing Authority Lease Revenue,
College of the Sequoias and Kern Community College District, Series A, AGMC Insured, 5.00%, 6/01/30	2,330,000	2,342,699
College of the Sequoias and Kern Community College District, Series A, AGMC Insured, 5.125%, 6/01/35	1,250,000	1,256,688
Grossmont-Cuyamaca Palomar and Shasta-Tehama-Trinity Joint Community College District, Series A, NATL Insured, 5.125%, 4/01/31	880,000	895,435
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	7,500,000	7,501,575
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/34	10,295,000	10,499,356
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/40	17,650,000	17,940,343
Asset-Backed, Stanislaus County Tobacco Funding Corp., Series A, 5.875%, 6/01/43	8,525,000	8,526,876
California Health Facilities Financing Authority Revenue,
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/35	1,000,000	1,169,440
Catholic Healthcare West, Series A, 5.25%, 3/01/41	50,000,000	51,089,500
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/42	7,750,000	9,159,415
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/47	10,370,000	12,131,552
Children’s Hospital Los Angeles, Series A, AGMC Insured, Pre-Refunded, 5.25%, 7/01/38	17,000,000	17,149,260
Children’s Hospital of Orange County, Series A, 5.25%, 11/01/41	10,000,000	10,553,700

18	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Health Facilities Financing Authority Revenue, (continued)
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage Insured, 6.25%, 2/01/26	$5,000,000	$5,214,800
El Camino Hospital, 4.125%, 2/01/47	11,000,000	11,994,180
El Camino Hospital, 5.00%, 2/01/47	12,500,000	14,700,875
Feedback Foundation Inc. Olive Crest Treatment Centers and South California Alcohol and Drug Programs Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22	390,000	391,704
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/38	20,000,000	22,085,200
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/44	385,000,000	420,092,750
Kaiser Permanente, Series A, Subseries A-2, 5.00%, 11/01/47	30,000,000	47,155,800
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/51	39,455,000	41,722,479
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 11/15/56	22,000,000	25,328,600
Lucile Salter Packard Children’s Hospital at Stanford, Series B, 5.00%, 8/15/55	12,960,000	14,667,221
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/34	1,000,000	1,171,090
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/39	1,450,000	1,684,581
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/44	1,160,000	1,338,234
Rady Children’s Hospital, 5.25%, 8/15/41	11,000,000	11,572,550
Sutter Health, Refunding, Series A, 5.00%, 8/15/43	20,000,000	22,586,400
Sutter Health, Refunding, Series A, 4.00%, 11/15/48	36,810,000	41,310,391
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	89,970,000	103,281,061
Sutter Health, Series A, 4.00%, 11/15/42	11,680,000	13,228,885
Sutter Health, Series A, 5.00%, 11/15/48	34,500,000	40,882,845
Sutter Health, Series A, 5.00%, 8/15/52	89,990,000	97,074,913
California HFA Municipal Certificates Revenue,
Class A, 4.25%, 1/15/35	35,193,442	37,792,830
Class A, Series 2, 4.00%, 3/20/33	29,888,745	31,759,780
California Infrastructure and Economic Development Bank Lease Revenue,
California State Teachers Retirement System Headquarters Expansion, Green Bonds, Climate Bond Certified, 5.00%, 8/01/44	8,000,000	9,753,440
California State Teachers Retirement System Headquarters Expansion, Green Bonds, Climate Bond Certified, 5.00%, 8/01/49	20,300,000	24,557,519
California Infrastructure and Economic Development Bank Revenue,
Academy of Motion Picture Arts and Sciences Obligated Group, Refunding, Series A, 5.00%, 11/01/41	8,000,000	8,842,880
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	13,460,000	16,781,659
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/29	50,985,000	64,913,082
Clean Water State Revolving Fund, Green Bonds, 5.00%, 10/01/48	10,000,000	12,041,100
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/40	4,015,000	4,692,210
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/43	1,900,000	2,211,809
California Municipal Finance Authority Mobile Home Park Revenue, Caritas Projects, Senior, Refunding, Series A, 4.00%, 8/15/52	27,350,000	27,891,803
California State Community College Financing Authority College Housing Revenue, NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.25%, 5/01/53	8,150,000	8,740,794

franklintempleton.com	Annual Report	19

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/45	$10,000,000	$10,866,400
Loma Linda University, Refunding, Series A, 5.00%, 4/01/47	11,000,000	12,261,370
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/26	7,620,000	6,785,991
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/27	7,365,000	6,401,732
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/28	4,120,000	3,488,033
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/30	5,685,000	4,539,302
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/31	7,615,000	5,889,898
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/32	7,615,000	5,714,905
Santa Clara University, Capital Appreciation, Refunding, AMBAC Insured, zero cpn., 9/01/26	5,150,000	4,156,050
Santa Clara University, Refunding, 5.00%, 4/01/45	15,495,000	17,632,070
Stanford University, Refunding, Series U-1, 5.25%, 4/01/40	24,960,000	37,443,994
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43	56,950,000	84,976,803
Stanford University, Series U-4, 5.00%, 6/01/43	24,205,000	36,117,007
Stanford University, Series U-6, 5.00%, 5/01/45	90,580,000	136,605,510
Stanford University, Series V-1, 5.00%, 5/01/49	20,000,000	30,871,400
University of San Francisco, Refunding, Series A, 5.00%, 10/01/48	10,000,000	11,344,000
University of San Francisco, Refunding, Series A, 5.00%, 10/01/53	10,000,000	11,292,500
California State GO,
NATL Insured, 6.00%, 10/01/21	65,000	66,594
Various Purpose, 5.125%, 4/01/24	5,000	5,016
Various Purpose, 6.00%, 5/01/24	2,565,000	2,636,127
Various Purpose, 5.20%, 4/01/26	20,000	20,065
Various Purpose, 5.25%, 11/01/40	69,685,000	71,082,184
Various Purpose, 5.00%, 4/01/49	5,000,000	6,072,200
Various Purpose, AMBAC Insured, 5.90%, 3/01/25	170,000	173,358
Various Purpose, FGIC Insured, 5.375%, 6/01/26	1,335,000	1,344,185
Various Purpose, NATL Insured, 6.00%, 8/01/24	990,000	1,005,642
Various Purpose, NATL RE, FGIC Insured, 5.625%, 10/01/26	5,005,000	5,115,711
Various Purpose, Refunding, 5.625%, 9/01/24	255,000	259,812
Various Purpose, Refunding, 5.25%, 3/01/30	15,000,000	15,046,650
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	25,031,000
Various Purpose, Refunding, 5.00%, 3/01/35	50,000,000	64,615,000
Various Purpose, Refunding, 4.00%, 3/01/36	10,000,000	11,800,800
Various Purpose, Refunding, 5.00%, 10/01/39	15,000,000	17,650,200
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	25,070,250
Various Purpose, Refunding, 5.00%, 10/01/41	15,250,000	16,131,908
Various Purpose, Refunding, 5.00%, 4/01/42	85,000,000	89,898,550
Various Purpose, Refunding, 5.00%, 4/01/43	44,745,000	49,344,786
Various Purpose, Refunding, 5.00%, 10/01/44	25,000,000	28,300,250
Various Purpose, Refunding, 5.00%, 8/01/45	22,500,000	25,926,300
Various Purpose, Refunding, 5.00%, 8/01/46	20,000,000	23,482,800
Various Purpose, Refunding, 5.00%, 10/01/47	81,000,000	94,339,080

20	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California State GO, (continued)
Various Purpose, Refunding, 5.00%, 11/01/47	$10,000,000	$11,970,300
Various Purpose, Refunding, 5.00%, 10/01/49	2,000,000	2,448,320
California State Health Facilities Financing Authority Revenue,
City of Hope Obligated Group, 5.00%, 11/15/49	37,000,000	41,826,650
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/38	5,110,000	5,887,487
Providence Health and Services, Series A, Pre-Refunded, 5.00%, 10/01/38	3,890,000	4,563,242
Stanford Health Care, Refunding, Series A, 4.00%, 8/15/50	26,900,000	29,619,321
California State HFA, MF Revenue, Green M-TEBS, Noble Towers Apartments, Refunding, Series N, FNMA Insured, 2.35%, 12/01/35	9,961,131	10,138,538
California State HFA Limited Obligation MFHR, Longshore Cove Apartments, Series E, FNMA Insured, 2.50%, 2/01/38	9,987,841	9,986,942
California State Municipal Finance Authority Revenue,
Channing House Project, Series B, California Mortgage Insured, 5.00%, 5/15/47	10,000,000	11,711,500
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/42	5,500,000	6,145,370
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/46	15,000,000	16,773,750
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/47	20,750,000	23,013,202
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/42	5,100,000	5,599,290
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/47	4,000,000	4,364,000
Eisenhower Medical Center, Series A, Pre-Refunded, 5.75%, 7/01/40	7,000,000	7,081,550
Inland Regional Center Project, Refunding, 5.00%, 6/15/45	23,300,000	26,481,615
LINXS APM Project, senior lien, Series A, 5.00%, 12/31/37	5,000,000	5,410,000
LINXS APM Project, senior lien, Series A, 5.00%, 12/31/43	38,505,000	41,099,467
LINXS APM Project, senior lien, Series A, 5.00%, 12/31/47	35,145,000	37,263,189
NCROC-Paradise Valley Estates Project, Series A, California Mortgage Insured, 5.00%, 1/01/43	10,000,000	11,919,700
NCROC-Paradise Valley Estates Project, Series A, California Mortgage Insured, 5.00%, 1/01/49	18,990,000	22,453,016
NorthBay Healthcare Group, Series A, 5.25%, 11/01/41	5,500,000	5,958,975
NorthBay Healthcare Group, Series A, 5.00%, 11/01/47	8,650,000	9,137,082
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	33,895,000	37,920,031
University of La Verne, Refunding, Series A, 4.00%, 6/01/47	8,000,000	8,452,560
California State Municipal Finance Authority Student Housing Revenue, CHF-Davis I, LLC-West Village Student Housing Project, 5.00%, 5/15/51	10,000,000	10,585,400
California State PCFA Revenue, San Jose Water Co. Project, 4.75%, 11/01/46	15,000,000	16,962,750
California State PCFA Water Furnishing Revenue, San Diego County Water Authority Desalination Project Pipeline, Refunding, 5.00%, 11/21/45	9,155,000	9,024,267
California State Public School District Financing Authority Lease Revenue, Southern Kern USD, Series B, AGMC Insured, ETM, 5.90%, 9/01/26	1,325,000	1,527,632
California State Public Works Board Lease Revenue,
Various Capital Projects, Refunding, Series G, 5.00%, 11/01/31	16,520,000	18,017,703
Various Capital Projects, Series A, 5.00%, 4/01/31	48,070,000	51,475,759
Various Capital Projects, Series A, 5.00%, 4/01/32	17,885,000	19,139,990
Various Capital Projects, Series A, 5.00%, 4/01/37	29,000,000	30,795,390
Various Capital Projects, Series I, 5.00%, 11/01/38	40,000,000	44,268,400
Various Judicial Council Projects, Series D, 5.00%, 12/01/31	15,000,000	15,943,650
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/39	23,000,000	26,135,360
Systemwide, Refunding, Series A, 5.00%, 11/01/39	19,920,000	24,359,371
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,105,000	34,554,911
Systemwide, Refunding, Series A, 5.00%, 11/01/43	16,870,000	20,435,643

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State University Revenue, (continued)
Systemwide, Refunding, Series A, 5.00%, 11/01/43	$11,000,000	$12,737,670
Systemwide, Refunding, Series A, 5.00%, 11/01/44	32,345,000	36,541,764
Systemwide, Refunding, Series A, 5.00%, 11/01/47	63,000,000	74,248,020
Systemwide, Refunding, Series A, 5.00%, 11/01/50	17,385,000	20,814,365
Systemwide, Series A, 5.00%, 11/01/44	13,100,000	16,107,891
Systemwide, Series A, 5.00%, 11/01/49	90,295,000	110,158,997
Systemwide, Series A, 5.00%, 11/01/51	40,470,000	49,203,021
Systemwide, Series A, Pre-Refunded, 5.00%, 11/01/42	29,645,000	31,504,334
California Statewide CDA,
COP, Citrus Valley Health Partners Inc., NATL Insured, 5.125%, 4/01/23	4,915,000	4,933,284
COP, Insured Health Facilities, UniHealth America, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/25	4,540,000	4,794,694
MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 5.10%, 7/20/50	10,000,000	10,208,200
California Statewide CDA Revenue,
Adventist Health System/West, Refunding, Series A, 5.00%, 3/01/35	9,250,000	10,862,553
Adventist Health System/West, Refunding, Series A, 5.00%, 3/01/48	67,585,000	80,604,574
Cottage Health System Obligated Group, Pre-Refunded, 5.25%, 11/01/30	18,500,000	18,958,245
Cottage Health System Obligated Group, Pre-Refunded, 5.00%, 11/01/40	56,000,000	57,306,480
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.25%, 10/01/43	3,000,000	3,379,980
Huntington Memorial Hospital Project, 5.00%, 7/01/48	7,980,000	9,545,357
Insured Health Facility, CLARE Foundation Inc. and Principals Inc., Refunding, Series A, California Mortgage Insured, 5.00%, 8/01/21	315,000	315,999
Kaiser Permanente, Series A, 5.00%, 4/01/42	88,945,000	94,054,001
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.25%, 11/15/35	2,000,000	2,245,180
The Redwoods, a Community of Seniors Project, Refunding, California Mortgage Insured, 5.125%, 11/15/35	2,000,000	2,236,440
The Redwoods, a Community of Seniors Project, Refunding, California Mortgage Insured, 5.375%, 11/15/44	7,250,000	7,987,978
California Statewide CDA Student Housing Revenue,
University of California, Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding, 5.125%, 5/15/31	8,000,000	8,259,520
University of California, Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding, 5.375%, 5/15/38	8,500,000	8,766,220
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program, Monterey Merced Los Angeles san Bernardino County, Series A, AGMC Insured, 5.25%, 10/01/24	275,000	275,927
Campbell USD,
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/20	5,000,000	4,982,400
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/21	6,280,000	6,188,186
Carlsbad USD,
GO, San Diego County, Capital Appreciation, Election of 2006, Series B, 6.00%, 5/01/34	14,000,000	16,533,160
GO, San Diego County, Capital Appreciation, Election of 2006, Series C, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/35	33,000,000	37,598,880
Castaic USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/33	1,000,000	1,013,710
Castro Valley USD, COP, Solar Projects, AGMC Insured, 5.00%, 9/01/32	2,620,000	2,738,634
Centinela Valley UHSD,
GO, Los Angeles County, Election of 2010, Series B, AGMC Insured, 5.00%, 8/01/50	3,850,000	4,150,955
GO, Los Angeles County, Refunding, Series A, NATL Insured, 5.50%, 8/01/33	15,630,000	20,261,951
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured, 5.00%, 11/01/22	1,675,000	1,680,662

22	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Chaffey Joint UHSD, GO, San Bernardino County, Election of 2012, Series B, 5.00%, 8/01/44	$27,500,000	$31,150,350
Charter Oak USD, GO, Los Angeles County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/40	5,000,000	5,746,250
Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	8,000,000	8,754,320
Chula Vista IDR, San Diego Gas and Electric Co., Refunding, Series A, 5.875%, 2/15/34	17,500,000	17,564,400
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/36	8,000,000	5,387,840
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/37	8,000,000	5,212,400
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/40	7,500,000	4,429,275
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/43	10,000,000	5,317,700
Coalinga-Huron Joint USD, GO, Fresno Monterey and San Benito Counties, Election of 2016, Series B, BAM Insured, 5.00%, 8/01/48	13,210,000	15,429,412
College of the Sequoias Visalia Area ID No. 2 GO, Election of 2008, Series B, AGMC Insured, 5.00%, 8/01/39	3,000,000	3,029,580
Colton Joint USD, GO, San Bernardino and Riverside Counties, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/42	16,365,000	8,543,839
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	10,000,000	10,097,200
Redevelopment Project, second lien, Series B, 6.00%, 8/01/35	11,160,000	11,269,926
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	10,000,000	10,096,100
Corona-Norco USD,
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/23	2,320,000	2,207,828
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/24	2,620,000	2,448,940
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 3/01/25	1,400,000	1,295,322
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/25	4,655,000	4,248,712
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/26	6,080,000	5,430,534
GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/44	20,000,000	22,908,800
Covina PFA Water Revenue, AGMC Insured, 5.50%, 10/01/40	3,500,000	3,568,390
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%, 12/15/47	17,870,000	17,913,067
Delano UHSD, GO, Refunding, Series A, NATL Insured, 5.15%, 2/01/32	8,520,000	10,745,509
Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22	695,000	721,382
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/35	10,000,000	11,438,100
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/36	7,355,000	8,587,404
Alameda and Contra Costa Counties, Series C, 5.00%, 6/01/44	14,000,000	15,843,520
Alameda and Contra Costa Counties, Series C, 4.00%, 6/01/45	9,070,000	9,899,724
Green Bond, Series A, 5.00%, 6/01/44	4,000,000	4,927,200
Green Bond, Series A, 5.00%, 6/01/49	11,700,000	14,279,148
Eastern California Municipal Water District Financing Authority Water and Wastewater Revenue, Series B, 5.00%, 7/01/46	30,705,000	35,422,823
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/38	1,500,000	1,742,835
Escondido UHSD,
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/33	3,500,000	3,523,030
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/37	2,500,000	2,516,450

franklintempleton.com	Annual Report	23

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fairfax Elementary School District GO,
Capital Appreciation, Election of 2010, Refunding, AGMC Insured, zero cpn., 11/01/48	$10,380,000	$3,885,130
Election of 2010, AGMC Insured, 5.75%, 11/01/40	2,250,000	2,378,858
Folsom Cordova USD, GO, School Facilities ID No. 5, Election of 2014, Sacramento County, Series C, 4.00%, 10/01/43	17,500,000	19,681,725
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/37	41,250,000	26,290,275
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/38	77,650,000	47,837,835
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/39	56,100,000	33,340,230
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter, 1/15/31	35,000,000	39,119,850
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.625% thereafter, 1/15/32	37,260,000	41,812,054
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	130,000,000	57,791,500
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	98,000,000	101,200,680
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22	30,835,000	30,212,750
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23	5,765,000	5,563,398
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24	72,045,000	68,502,547
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/25	20,660,000	19,354,288
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/26	23,475,000	21,616,954
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/27	15,000,000	13,543,200
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28	2,000,000	1,771,800
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/29	35,310,000	30,529,379
Refunding, Series A, 5.75%, 1/15/46	260,000,000	284,908,000
Refunding, Series A, AGMC Insured, 5.00%, 1/15/42	10,000,000	11,153,200
Series A, Pre-Refunded, 6.00%, 1/15/49	305,000,000	360,266,000
Series A, Pre-Refunded, 6.00%, 1/15/53	190,000,000	224,428,000
Fort Bragg USD, GO, Election of 2008, AGMC Insured, Pre-Refunded, 5.125%, 8/01/41	4,380,000	4,618,754
Fowler USD,
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/41	3,095,000	1,736,821
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/42	3,005,000	1,625,134
GO, Fresno County, Election of 2004, Series C, AGMC Insured, 5.25%, 8/01/39	3,555,000	3,592,505
Franklin-McKinley School District GO, Santa Clara County, Election of 2010, Series C, BAM Insured, Pre-Refunded, 5.00%, 8/01/44	5,000,000	5,648,200
Freddie Mac MF ML Certificates Revenue, Pass Through ML06, Class A, 2.493%, 7/25/35	52,763,163	57,913,375
Fresno USD,
GO, Capital Appreciation, Election of 2001, Series G, zero cpn., 8/01/41	47,000,000	11,624,980
GO, Capital Appreciation, Election of 2010, Refunding, Series B, zero cpn., 8/01/41	35,000,000	8,656,900
GO, Refunding, Series C, NATL Insured, 5.90%, 8/01/22	3,000,000	3,197,130
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/31	2,500,000	2,771,850
Fullerton School District GO, Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	3,030,000	2,893,802
Glendale Community College District GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/28	15,000,000	11,521,050
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL Insured, 5.00%, 9/01/24	4,535,000	4,549,376

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Series A, 5.00%, 6/01/35	$25,000,000	$28,459,000
Asset-Backed, Series A, 5.00%, 6/01/40	212,525,000	239,949,226
Asset-Backed, Series A, 5.00%, 6/01/45	308,395,000	345,994,518
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, Refunding, Series A-1, 5.00%, 6/01/35	28,340,000	32,504,563
Grossmont Cuyamaca Community College District GO, Election of 2012, Series B, 4.00%, 8/01/47	10,000,000	11,046,800
Grossmont UHSD, GO, San Diego County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/24	5,110,000	4,786,946
Hacienda La Puente USD, GO, Los Angeles County, Election of 2016, Series A, 4.00%, 8/01/47	655,000	716,544
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation, Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter, 8/01/33	20,000,000	25,741,800
Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C, Assured Guaranty, zero cpn., 8/01/48	37,665,000	14,327,013
Hayward USD, GO, Alameda County, Capital Appreciation, Election of 2008, Series A, AGMC Insured, Pre-Refunded, zero cpn., 8/01/38	9,875,000	2,724,611
Healdsburg RDA Tax Allocation Revenue, Sotoyome Community Development Project, Pre-Refunded, 5.375%, 8/01/34	7,750,000	7,862,530
Huntington Beach City School District GO, Capital Appreciation, Election of 2002, Series A, NATL Insured, zero cpn., 8/01/28	10,005,000	8,534,665
Huntington Beach UHSD, COP, Adult Education Project, AGMC Insured, 5.25%, 9/01/39	2,000,000	2,026,360
Inland Empire Tobacco Securitization Authority Revenue, Tobacco Settlement Asset-Backed, Inland Empire Tobacco Securitization Corp., Capital Appreciation, Series B,Pre-Refunded, 5.75%, 6/01/26	11,140,000	11,226,001
Irvine USD Special Tax,
CFD No. 01-1, South Irvine Communities, Refunding, BAM Insured, 5.00%, 9/01/38	7,000,000	7,978,880
CFD No. 09-1, Series D, 5.00%, 3/01/57	10,000,000	10,949,800
Jefferson UHSD San Mateo County GO,
Refunding, Series A, NATL Insured, 6.45%, 8/01/25	3,045,000	3,496,513
Refunding, Series A, NATL Insured, 6.45%, 8/01/29	3,075,000	4,057,801
Jurupa PFA Special Tax Revenue,
Refunding, Series A, AGMC Insured, 5.25%, 9/01/42	3,250,000	3,629,113
Series A, AGMC Insured, 5.125%, 9/01/37	4,000,000	4,474,080
Jurupa PFAR, superior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/30	4,000,000	4,063,520
Jurupa USD, GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/39	10,165,000	11,720,957
La Habra COP, Park La Habra and Viewpark Refinancing Project, Refunding, Series A, AGMC Insured, 5.25%, 9/01/40	7,900,000	8,020,633
La Mirada RDA Tax Allocation, Merged Project Area, Refunding, Series A, AGMC Insured, 5.00%, 8/15/28	1,855,000	1,881,081
La Palma Community Development Commission Tax Allocation, La Palma Community Development Project No. 1, Refunding, 6.10%, 6/01/22	170,000	170,690
Lake Elsinore USD,
COP, School Facilities Project Funding Program, AGMC Insured, 5.00%, 6/01/42	10,000,000	10,047,000
GO, Riverside County, General, Election of 2016, Series B, 4.00%, 8/01/49	12,330,000	13,518,859
Lakeside USD San Diego County GO, Capital Appreciation, Election of 2008, Series B, zero cpn., 8/01/45	11,540,000	5,285,435
Lammersville Joint USD, GO, Election of 2016, Series A, 4.00%, 8/01/46	41,340,000	45,375,197
Lancaster School District GO,
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 8/01/25	5,495,000	5,017,924
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 7/01/26	5,965,000	5,345,475

franklintempleton.com	Annual Report	25

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Lawndale RDA Tax Allocation,
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/39	$10,280,000	$10,314,541
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/44	6,085,000	6,105,324
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/50	20,990,000	8,300,496
Lodi USD, GO, San Joaquin County, Election of 2016, 4.00%, 8/01/41	15,000,000	16,459,200
Long Beach Bond Finance Authority Natural Gas Purchase Revenue,
Series A, 5.50%, 11/15/28	8,000,000	9,736,080
Series A, 5.00%, 11/15/29	17,465,000	20,787,542
Series A, 5.50%, 11/15/30	5,000,000	6,216,150
Series A, 5.00%, 11/15/35	69,800,000	84,804,906
Series A, 5.50%, 11/15/37	35,000,000	44,935,100
Long Beach Harbor Revenue,
Refunding, Series C, 5.00%, 5/15/47	12,210,000	14,109,998
Series A, 5.00%, 5/15/49	18,205,000	21,690,529
Los Angeles Community College District GO, Refunding, 5.00%, 8/01/38	10,000,000	11,935,300
Los Angeles County MTA Sales Tax Revenue,
Green Bonds, Proposition C, Senior, Refunding, Series A, 5.00%, 7/01/44	32,030,000	38,986,916
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/35	17,655,000	21,372,260
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/37	10,970,000	13,222,251
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/38	28,160,000	33,868,032
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/39	10,000,000	12,007,400
Los Angeles County Revenue, TRAN, 5.00%, 6/30/20	25,000,000	25,233,250
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, District No. 20, Green Bonds, Refunding, Series A, 4.00%, 10/01/42	16,430,000	18,008,430
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/35	10,500,000	13,200,075
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/38	17,925,000	22,294,219
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/39	20,265,000	25,145,015
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	19,445,000	19,517,335
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/35	80,000,000	80,322,400
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	30,000,000	30,114,300
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/41	14,500,000	16,295,245
Los Angeles International Airport, Subordinate, Refunding, Series A, 5.00%, 5/15/49	10,000,000	11,737,400
Los Angeles International Airport, Subordinate, Refunding, Series E, 5.00%, 5/15/43	15,005,000	18,323,356
Los Angeles International Airport, Subordinate, Refunding, Series E, 5.00%, 5/15/48	33,145,000	40,120,697
Los Angeles International Airport, Subordinate, Refunding, Series F, 5.00%, 5/15/44	9,450,000	11,177,460
Los Angeles International Airport, Subordinate, Refunding, Series F, 3.00%, 5/15/49	18,500,000	18,059,145
Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/44	60,000,000	69,892,800
Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/47	50,350,000	57,482,077
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/41	12,500,000	14,155,875
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/46	53,000,000	59,578,890
Los Angeles International Airport, Subordinate, Series E, 5.00%, 5/15/44	22,135,000	26,720,708
Los Angeles International Airport, Subordinate, Series E, 5.00%, 5/15/49	62,940,000	75,421,631
Subordinate, Series C, 5.00%, 5/15/37	9,550,000	11,185,342

26	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/35	$15,105,000	$17,515,607
Power System, Refunding, Series A, 5.00%, 7/01/36	17,795,000	20,599,492
Power System, Refunding, Series A, 5.00%, 7/01/46	15,000,000	17,382,300
Power System, Series A, 5.00%, 7/01/42	7,710,000	9,109,365
Power System, Series A, 5.00%, 7/01/45	18,980,000	23,064,496
Power System, Series A, 5.00%, 7/01/47	16,000,000	18,725,120
Power System, Series A, 5.00%, 7/01/49	9,185,000	11,084,917
Power System, Series B, 5.00%, 7/01/35	11,995,000	14,257,857
Power System, Series B, 5.00%, 7/01/43	62,000,000	69,415,200
Power System, Series D, 5.00%, 7/01/44	51,940,000	58,906,712
Power System, Series E, 5.00%, 7/01/44	34,000,000	38,560,420
Water System, Refunding, Series A, 5.00%, 7/01/43	81,095,000	87,191,722
Water System, Refunding, Series A, 5.00%, 7/01/46	62,660,000	72,758,912
Water System, Refunding, Series B, 5.00%, 7/01/48	10,000,000	12,028,100
Water System, Series A, 5.00%, 7/01/43	13,805,000	16,617,769
Water System, Series A, 5.00%, 7/01/44	72,060,000	85,062,506
Water System, Series A, 5.00%, 7/01/44	50,000,000	56,794,500
Water System, Series A, 5.00%, 7/01/48	22,375,000	26,661,155
Los Angeles Harbor Department Revenue, Exempt Facility, Refunding, Series B, 5.00%, 8/01/44	10,300,000	11,587,500
Los Angeles Mortgage Revenue, FHA Insured Mortgage Loans, Section 8 Assisted Projects, Refunding, Series 1, NATL Insured, 6.50%, 7/01/22	190,000	190,629
Los Angeles Wastewater System Revenue,
Green Bonds, Subordinate, Series A, 5.00%, 6/01/48	11,275,000	13,440,477
Green Bonds, Refunding, Series C, 5.00%, 6/01/45	24,690,000	28,377,451
Green Bonds, Series A, 5.00%, 6/01/44	9,000,000	10,353,690
Los Angels Department of Water and Power Revenue, Power System, Refunding, Series D, 5.00%, 7/01/44	8,450,000	10,383,445
Los Gatos-Saratoga Joint UHSD,
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/39	10,635,000	11,774,009
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/44	16,090,000	17,750,488
Madera County COP,
Valley Children’s Hospital Project, NATL Insured, 5.00%, 3/15/23	5,345,000	5,361,570
Valley Children’s Hospital Project, NATL Insured, 5.75%, 3/15/28	27,500,000	27,603,400
McFarland PFAR, Water and Wastewater Financing Projects, Series A, AGMC Insured, 5.00%, 10/01/40	5,115,000	5,202,313
Mendocino-Lake Community College District GO, Election of 2006, Series B, AGMC Insured, 5.125%, 8/01/41	7,500,000	7,803,000
The Metropolitan Water District of Southern California Water Revenue,
Authorization, Series A, 5.00%, 7/01/40	10,000,000	11,777,100
Refunding, Series A, 5.00%, 10/01/45	16,665,000	20,837,083
Midpeninsula Regional Open Space District GO, Green Bond, 4.00%, 9/01/48	11,220,000	12,507,158
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM, 5.50%, 1/15/24	7,275,000	7,876,424
Modesto High School District Stanislaus County GO,
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/21	9,660,000	9,507,372
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	10,815,000	10,335,679
Capital Appreciation, Series A, NATL Insured, zero cpn., 5/01/27	12,770,000	11,308,984

franklintempleton.com	Annual Report	27

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Monterey Peninsula USD,
GO, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/41	$17,500,000	$18,610,200
GO, Election of 2010, Series C, 5.00%, 8/01/41	11,190,000	13,172,085
Moorpark USD, GO, Capital Appreciation, Election of 2008, Series A, Assured Guaranty, zero cpn., 8/01/32	5,870,000	4,441,301
Moreno Valley USD,
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/27	6,315,000	5,651,546
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/28	6,625,000	5,815,756
GO, Riverside County, Election of 2014, Series A, AGMC Insured, 5.00%, 8/01/44	29,220,000	33,485,536
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/28, 6.25% thereafter, 8/01/43	55,000,000	56,485,550
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	25,000,000	35,024,500
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, ETM, 6.00%, 7/01/22	5,440,000	5,772,112
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22	420,000	420,659
Newport Mesa USD, GO, Capital Appreciation, Election of 2005, zero cpn. to 7/31/21, 6.30% thereafter, 8/01/42	20,000,000	26,245,400
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23	1,980,000	2,097,295
Oak Grove School District GO, Capital Appreciation, Election of 2008, Series B-1, Pre-Refunded, zero cpn., 6/01/41	36,240,000	8,341,723
Oak View USD, GO, San Joaquin County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/49	1,895,000	1,920,488
Ocean View School District Orange County GO, Series B, 2.50%, 8/01/49	9,775,000	9,324,568
Oceanside USD,
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/38	10,590,000	6,531,065
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/39	7,860,000	4,671,512
GO, San Diego County, Refunding, 5.00%, 8/01/48	12,000,000	13,699,680
Ontario-Montclair School District GO, San Bernardino County, Election of 2016, Series A, 5.00%, 8/01/46	11,765,000	13,999,291
Orange County Sanitation District Revenue, Wastewater, Refunding, Series A, 5.00%, 2/01/36	8,350,000	9,573,192
Orange County Water District Revenue COP,
Series B, NATL Insured, ETM, 5.00%, 8/15/28	13,740,000	16,847,988
Series B, NATL Insured, ETM, 5.00%, 8/15/34	3,305,000	4,369,144
Series B, NATL Insured, Pre-Refunded, 5.00%, 8/15/34	4,140,000	5,775,921
Orange Special Tax, CFD No. 06-1, Del Rio Public Improvements, Refunding, AGMC Insured, 5.00%, 10/01/40	7,500,000	8,616,600
Oxnard School District GO, Ventura County, Election of 2012, Series C, BAM Insured, 4.00%, 8/01/44	10,755,000	11,574,316
Palomar Community College District GO,
Capital Appreciation, Election of 2006, Series B, zero cpn. to 8/01/25, 6.20% thereafter, 8/01/39	69,410,000	82,635,381
Election of 2006, Series C, 5.00%, 8/01/44	35,120,000	40,399,941
Palomar Health Revenue, Refunding, AGMC Insured, 5.00%, 11/01/47	35,000,000	40,988,500
Palomar Pomerado Health GO,
Capital Appreciation, Election of 2004, Series A, Assured Guaranty, 7.00% , 8/01/38	36,000,000	50,971,320
Capital Appreciation, Election of 2004, Series A, zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	81,913,200
Paramount USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/43	32,000,000	7,904,320
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48	28,000,000	4,646,040
GO, Los Angeles County, Election of 2006, AGMC Insured, 5.00%, 8/01/46	11,270,000	11,688,681
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/48	2,450,000	2,671,088

28	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Pasadena Electric Revenue, Refunding, Series A, 4.00%, 6/01/46	$22,625,000	$24,782,067
Patterson Joint USD,
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/22	1,900,000	1,838,193
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/23	1,985,000	1,888,886
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/24	2,075,000	1,935,498
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/25	2,170,000	1,982,642
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/26	2,265,000	2,017,526
Perris SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	18,127,647
Perris UHSD,
COP, School Financing Project, BAM Insured, 5.00%, 10/01/48	10,000,000	12,241,700
GO, Riverside County, Election of 2012, Series A, AGMC Insured, 5.00%, 9/01/42	5,000,000	5,475,750
Pittsburg USD, GO, Contra Costa County, Refunding, 4.00%, 8/01/44	11,000,000	12,103,960
Pittsburg USD Financing Authority Revenue, Board Program, AGMC Insured, Pre-Refunded, 5.50%, 9/01/46	9,980,000	10,595,766
Placentia-Yorba Linda USD,
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/43	27,955,000	15,281,880
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/46	89,200,000	42,304,884
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/49	85,000,000	36,023,850
Pleasanton USD, COP, AGMC Insured, Pre-Refunded, 5.00%, 8/01/29	4,000,000	4,053,160
Pomona USD, GO, Election of 2008, Series C, AGMC Insured, 5.25%, 8/01/40	16,000,000	16,670,240
Poway RDA Successor Agency Tax Allocation,
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/31	10,180,000	13,645,781
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/32	11,215,000	14,986,044
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 6/15/33	5,835,000	7,967,167
Poway USD, GO, Capital Appreciation, School Facilities ID No. 2007-1, Election of 2008, Refunding, Series B, zero cpn., 8/01/46	45,000,000	20,889,000
The Regents of the University of California Revenue,
General, Refunding, Series AZ, 5.00%, 5/15/48	72,325,000	87,397,530
Limited Project, Refunding, Series O, 5.00%, 5/15/48	20,000,000	24,102,000
Limited Project, Refunding, Series O, 5.00%, 5/15/58	10,000,000	11,979,100
Rialto USD, GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/41	27,000,000	32,748,030
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn., 8/01/35	10,000,000	6,667,300
Ripon USD,
GO, Capital Appreciation, Election of 2012, Refunding, Series A, BAM Insured, 5.00%, 8/01/42	2,315,000	2,592,453
GO, Capital Appreciation, Election of 2012, Series A, BAM Insured, Pre-Refunded, 5.00%, 8/01/42	705,000	796,396
Riverside County Asset Leasing Corp. Leasehold Revenue,
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/01/23	14,160,000	13,560,041
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/01/24	13,005,000	12,245,898
Riverside County SFMR,
Capital Appreciation, Mortgage, Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	24,812,718
Capital Appreciation, Mortgage, Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	25,030,411

franklintempleton.com	Annual Report	29

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside County Transportation Commission Sales Tax Revenue, Limited Tax, Series A, Pre-Refunded, 5.25%, 6/01/39	$11,000,000	$12,441,220
Riverside County Transportation Commission Toll Revenue, senior lien, Series A, 5.75%, 6/01/48	10,000,000	10,741,000
Riverside Electric Revenue, Refunding, Series A, 5.00%, 10/01/43	11,535,000	12,802,120
Riverside Sewer Revenue, Refunding, Series A, 5.00%, 8/01/40	25,000,000	29,088,250
RNR School Financing Authority Special Tax, CFD No. 92-1, Subordinate, Refunding, Series A, BAM Insured, 5.00%, 9/01/36	11,145,000	12,911,817
Rocklin USD,
CFD No. 3 GO, Subordinate, 4.00%, 9/15/49	11,825,000	13,255,352
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/25	8,160,000	7,514,870
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/26	8,695,000	7,818,196
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/27	9,080,000	7,978,324
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/28	16,615,000	14,238,224
Rohnert Park Community Development Commission Tax Allocation Revenue, Redevelopment Project, Series R, NATL Insured, ETM, 5.00%, 8/01/37	1,380,000	1,423,097
Roseville Electric System Revenue COP, AGMC Insured, 5.00%, 2/01/34	5,000	5,015
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	5,000,000	5,687,150
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, 4.00%, 10/01/47	10,620,000	12,118,376
Sacramento City USD, GO, Election of 2012, Measure Q, Series E, 4.00%, 5/01/47	20,000,000	21,702,400
Sacramento County Airport System Revenue,
Senior, 5.00%, 7/01/40	9,000,000	9,069,210
Senior, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,515,600
Subordinate, Refunding, Series B, 5.00%, 7/01/41	9,000,000	10,335,870
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/44	25,000,000	28,227,500
Sacramento MUD Electric Revenue,
Series G, 5.00%, 8/15/39	8,190,000	10,043,888
Series G, 5.00%, 8/15/41	2,500,000	3,049,925
Sacramento Transient Occupancy Tax Revenue,
Convention Center Complex, Senior, Series A, 5.00%, 6/01/43	13,865,000	16,332,277
Convention Center Complex, Senior, Series A, 5.00%, 6/01/48	12,000,000	14,023,560
Convention Center Complex, Subordinate, Series C, 5.00%, 6/01/48	9,415,000	10,987,587
Sacramento Water Revenue, 5.00%, 9/01/38	21,630,000	24,065,971
Salida Area Public Facilities Financing Agency No. 88 Special Tax, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	5,435,000	5,740,230
San Bernardino Community College District GO, Capital Appreciation, Election of 2008, Series B, zero cpn., 8/01/48	66,390,000	29,268,695
San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 5/01/22	7,710,000	6,956,270
San Buenaventura Public Facilities Financing Authority Wastewater Revenue,
Series C, 5.00%, 1/01/39	8,500,000	9,493,650
Series C, 5.00%, 1/01/44	10,840,000	12,061,234
San Buenaventura Public Facilities Financing Authority Water Revenue, Series C, 5.00%, 1/01/44	8,555,000	9,518,806
San Diego Community College District GO, Capital Appreciation, Election of 2002, 6.00%, 8/01/33	26,880,000	34,878,950
San Diego County COP, The Salk Institute for Biological Studies, Pre-Refunded, 5.125%, 7/01/40	15,000,000	15,147,900

30	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Diego County Regional Airport Authority Revenue,
Consolidated Rental Car Facilities, Series A, 5.00%, 7/01/44	$5,645,000	$6,323,360
Subordinate, Refunding, Series A, 5.00%, 7/01/27	11,565,000	11,672,555
Subordinate, Refunding, Series B, 4.00%, 7/01/44	3,000,000	3,204,150
Subordinate, Refunding, Series B, 5.00%, 7/01/44	12,500,000	15,325,000
Subordinate, Refunding, Series B, 5.00%, 7/01/49	5,000,000	5,803,150
San Diego County Regional Airport Revenue, Subordinate, Governmental, Refunding, Series A, 5.00%, 7/01/49	1,500,000	1,824,765
San Diego County Regional Transportation Commission Revenue, Green Bond, Refunding, Series A, 5.00%, 4/01/44	2,800,000	3,526,096
San Diego County Regional Transportation Commission Sales Tax Revenue,
Refunding, Series A, 5.00%, 4/01/48	25,000,000	28,922,000
Series A, Pre-Refunded, 5.00%, 4/01/44	54,915,000	63,035,830
Series A, Pre-Refunded, 5.00%, 4/01/48	20,000,000	22,957,600
San Diego USD,
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/21	12,160,000	11,986,234
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/22	8,440,000	8,208,660
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/23	11,120,000	10,653,405
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, 6.00%, 7/01/33	104,505,000	125,694,434
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 6/30/30, 6.625% thereafter, 7/01/48	29,840,000	30,437,098
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	74,270,000	64,976,595
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Refunding, Series R-2, zero cpn. to 6/30/30, 6.625% thereafter, 7/01/40	79,500,000	85,751,880
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/40	56,510,000	65,111,387
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/45	34,370,000	39,346,776
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series G, 5.00%, 7/01/40	13,000,000	14,978,730
GO, Election of 2012, Series L, 4.00%, 7/01/49	30,000	33,621
San Francisco City and County Airport Commission International Airport Revenue,
Refunding, Second Series, Series A, 5.00%, 5/01/42	21,110,000	23,903,697
Refunding, Second Series, Series A, 5.00%, 5/01/47	49,090,000	55,172,251
Refunding, Second Series, Series A, 5.00%, 5/01/49	25,000,000	28,788,500
Refunding, Second Series, Series B, 5.00%, 5/01/47	70,725,000	83,077,828
Refunding, Second Series, Series D, 5.00%, 5/01/48	117,910,000	134,229,923
Refunding, Second Series, Series D, 5.25%, 5/01/48	120,000,000	138,742,800
Refunding, Second Series, Series E, 5.00%, 5/01/48	44,650,000	53,406,311
Second Series, Series B, 5.00%, 5/01/44	31,000,000	34,577,710
Second Series, Series B, 5.00%, 5/01/46	28,040,000	31,087,387
San Francisco City and County MFHR, Eastern Park Apartments, Series J, 2.55%, 7/01/39	56,506,000	57,409,531
San Francisco City and County Public Utilities Commission Water Revenue,
Sub-Series A, Pre-Refunded, 5.00%, 11/01/36	23,490,000	25,434,972
Sub-Series A, Pre-Refunded, 5.00%, 11/01/41	5,800,000	6,159,078
Sub-Series A, Pre-Refunded, 5.00%, 11/01/43	71,735,000	77,674,658
San Francisco City and County RDA Successor Agency Tax Allocation, Transbay Infrastructure Projects, third lien, Series B, AGMC Insured, 5.00%, 8/01/46	10,000,000	11,795,200

franklintempleton.com	Annual Report	31

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Gabriel USD,
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 8/01/26	$3,530,000	$3,188,014
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 2/01/27	1,850,000	1,653,105
San Jacinto USD,
COP, Refunding, AGMC Insured, 5.125%, 9/01/30	4,375,000	4,449,113
COP, Refunding, AGMC Insured, 5.375%, 9/01/40	12,000,000	12,215,640
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	13,155,000	10,878,264
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.65% thereafter, 1/15/37	104,745,000	120,953,241
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.70% thereafter, 1/15/38	140,340,000	162,863,167
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/40	158,655,000	186,489,433
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	141,024,000	166,082,555
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	141,024,000	166,512,678
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	5,700,000	5,377,665
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/28	33,545,000	29,831,904
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/29	37,050,000	32,033,800
senior lien, Refunding, Series A, 5.00%, 1/15/44	125,000,000	132,907,500
senior lien, Refunding, Series A, 5.00%, 1/15/50	430,000,000	455,451,700
San Jose Airport Revenue,
Refunding, Series A, 5.00%, 3/01/41	10,000,000	11,236,900
Refunding, Series A, 5.00%, 3/01/47	20,000,000	22,269,800
Refunding, Series B, 5.00%, 3/01/47	10,000,000	11,551,100
San Jose Financing Authority Lease Revenue, Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39	20,885,000	20,943,478
San Jose Special Hotel Tax Revenue,
Convention Center Expansion and Renovation Project, 6.50%, 5/01/36	10,000,000	10,547,900
Convention Center Expansion and Renovation Project, 6.50%, 5/01/42	10,000,000	10,523,500
San Jose USD,
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/27	7,105,000	6,393,505
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/29	7,105,000	6,116,481
San Juan USD,
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/26	15,825,000	13,422,923
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/27	18,605,000	16,431,006
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/28	19,470,000	16,781,582
San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Refunding, Series A, BAM Insured, 5.00%, 9/01/37	10,000,000	11,658,100
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22	15,000,000	16,848,600
San Marcos School Financing Authority Lease Revenue, AGMC Insured, Pre-Refunded, 5.00%, 8/15/40	15,635,000	15,867,180
San Marino USD, GO, Los Angeles County, Capital Appreciation, Election of 2000, Series A, NATL Insured, zero cpn., 7/01/25	6,080,000	5,671,971
San Mateo Foster City PFA Wastewater Revenue, Clean Water Program, 5.00%, 8/01/49	29,000,000	34,761,140
San Mateo UHSD,
COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 12/15/43	11,535,000	13,533,208
GO, Capital Appreciation, Election of 2000, Series B, NATL Insured, zero cpn., 9/01/22	5,000,000	4,849,850
San Rafael City High School District GO, Election of 2015, Series B, 4.00%, 8/01/47	17,060,000	18,886,273

32	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Sanger Financing Authority Wastewater Revenue,
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/35	$2,360,000	$2,609,971
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/43	3,225,000	3,544,307
Sanger Financing Authority Water Revenue, Fresno County, AGMC Insured, 5.00%, 6/15/43	2,930,000	3,220,099
Sanger USD, GO, Fresno County, Election of 2016, Series A, BAM Insured, 4.00%, 8/01/41	10,000,000	11,092,900
Santa Ana CRDA Tax Allocation,
Merged Project Area, Series A, Pre-Refunded, 6.25%, 9/01/24	7,005,000	7,339,349
Merged Project Area, Series A, Pre-Refunded, 6.75%, 9/01/28	13,500,000	14,204,295
Santa Ana USD, COP, Financing Project, Capital Appreciation, AGMC Insured, zero cpn., 4/01/24	14,245,000	12,221,640
Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20	540,000	545,519
Santa Cruz County RDA Tax Allocation, Refunding, Series A, BAM Insured, 5.00%, 9/01/35	20,000,000	23,542,400
Santa Maria Joint UHSD, GO, Santa Barbara and San Luis Obispo Counties, Election of 2004, 4.00%, 8/01/37	14,230,000	15,468,010
Santa Paula Utility Authority Wastewater Enterprise Revenue,
Series A, 5.00%, 2/01/45	16,495,000	18,855,764
Series A, 5.00%, 2/01/50	21,050,000	23,989,632
Saugus/Hart School Facilities Financing Authority Lease Revenue,
Series A, AGMC Insured, 5.00%, 9/01/35	2,000,000	2,025,640
Series A, AGMC Insured, 5.00%, 9/01/40	1,500,000	1,518,105
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD, Series A, AGMC Insured, zero cpn., 8/01/42	49,000,000	24,850,350
Semitropic ID of Semitropic Water Storage District Revenue, second lien, Refunding, Series A, AGMC Insured, 5.00%, 12/01/45	10,000,000	11,539,200
Sonoma CDA Tax Allocation, Redevelopment Project, 7.125%, 12/01/36	10,775,000	11,776,321
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.00%, 11/01/33	17,500,000	20,968,675
Southern California Water Replenishment District Revenue COP, Pre-Refunded, 5.00%, 8/01/41	22,870,000	24,094,688
Southern Mono Health Care District GO,
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/28	2,340,000	1,980,599
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/29	2,440,000	2,006,900
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/30	2,550,000	2,036,711
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/31	2,660,000	2,064,107
Southwestern Community College District GO, Election of 2008, Series D, 5.00%, 8/01/44	10,000,000	11,503,400
Stanislaus USD, GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 5.125%, 8/01/41	3,400,000	3,585,334
Sulphur Springs USD,
COP, AGMC Insured, ETM, 6.50%, 12/01/37	2,150,000	2,385,296
COP, Refunding, AGMC Insured, 6.50%, 12/01/37	11,390,000	14,147,177
Temple City USD, GO, Election of 2012, Series A, Pre-Refunded, 5.00%, 8/01/43	10,000,000	11,296,400
Truckee PFA Tax Allocation Revenue,
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.00%, 9/01/30	1,255,000	1,274,453
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.375%, 9/01/37	5,000,000	5,081,250
Tulare County Board of Education COP,
Capital Improvement Projects, BAM Insured, Pre-Refunded, 5.375%, 5/01/33	3,185,000	3,598,349
Capital Improvement Projects, BAM Insured, Pre-Refunded, 5.50%, 5/01/38	8,305,000	9,414,216
Capital Improvement Projects, BAM Insured, Pre-Refunded, 5.50%, 5/01/43	10,855,000	12,304,794
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	2,125,000	2,160,360
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.25%, 9/01/39	3,250,000	3,307,428

franklintempleton.com	Annual Report	33

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Union Elementary School District GO,
Santa Clara County, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn., 9/01/24	$2,000,000	$1,879,260
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/25	5,500,000	5,074,190
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/26	5,850,000	5,288,634
University of California Regents Medical Center Pooled Revenue,
Refunding, Series J, 5.00%, 5/15/48	75,000,000	81,025,500
Refunding, Series L, 5.00%, 5/15/47	49,575,000	56,169,466
University of California Revenue,
Limited Project, Refunding, Series I, 5.00%, 5/15/40	22,990,000	26,397,348
Limited Project, Refunding, Series I, 5.00%, 5/15/50	25,420,000	28,881,950
Limited Project, Refunding, Series K, 4.00%, 5/15/46	19,850,000	21,695,057
Limited Project, Refunding, Series O, 5.00%, 5/15/39	14,400,000	17,625,600
Limited Project, Refunding, Series O, 5.00%, 5/15/43	30,120,000	36,538,873
Limited Project, Series M, 5.00%, 5/15/37	15,410,000	18,592,781
Refunding, Series AR, 5.00%, 5/15/41	13,760,000	16,188,227
Upland COP,
San Antonio Community Hospital, Pre-Refunded, 6.50%, 1/01/41	34,130,000	35,366,189
San Antonio Regional Hospital, Refunding, 5.00%, 1/01/47	14,400,000	15,846,336
Upland USD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/45	62,900,000	28,664,788
Val Verde USD,
GO, Riverside County, Convertible Capital Appreciation, Election of 2008, Refunding, Series B, AGMC Insured, zero cpn. to 7/31/22, 6.125% thereafter, 8/01/34	1,000,000	1,263,530
GO, Riverside County, Election of 2012, Refunding, Series B, BAM Insured, 5.00%, 8/01/44	15,000,000	17,149,050
Vallejo PFAR, Local Agency, Hiddenbrooke ID, Refunding, Series A, 5.80%, 9/01/31	3,620,000	3,639,041
Ventura County Revenue, TRAN, 5.00%, 7/01/20	43,000,000	43,405,490
Vista RDA Successor Agency Tax Allocation, Vista Redevelopment Project, Refunding, Series B-1, AGMC Insured, 5.00%, 9/01/37	3,020,000	3,500,452
Vista USD,
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 8/01/26	7,150,000	6,485,765
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 2/01/27	4,795,000	4,281,791
Washington Township Health Care District GO, Series B, 5.00%, 8/01/45	15,000,000	17,312,550
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	11,000,000	11,108,020
West Hills Community College District School Facilities ID No. 3 GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 6.50%, 8/01/41	4,000,000	4,287,240
West Sacramento Area Flood Control Agency Assessment Revenue,
AGMC Insured, 5.00%, 9/01/40	3,000,000	3,492,390
AGMC Insured, 5.00%, 9/01/45	7,500,000	8,672,250
Pre-Refunded, 5.25%, 9/01/41	9,030,000	9,568,730
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%, 9/01/34	4,940,000	6,414,738
Western Placer USD, COP, Refinancing Project, AGMC Insured, 5.20%, 11/01/41	1,000,000	1,065,040
Western Riverside Water and Wastewater Financing Authority Revenue,
Eastern Municipal Water District ID, Assured Guaranty, 5.50%, 9/01/34	1,750,000	1,755,880
Eastern Municipal Water District ID, Assured Guaranty, 5.625%, 9/01/39	2,500,000	2,508,225

34	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Wiseburn School District GO,
Los Angeles County, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/40	$9,215,000	$9,360,136
Los Angeles County, Election of 2010, Series B, AGMC Insured, Pre-Refunded, 5.625%, 5/01/41	10,000,000	10,611,000

		15,022,914,323

U.S. Territories 0.9%
Puerto Rico 0.9%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	6,210,000	6,243,658
Asset-Backed, Refunding, 5.625%, 5/15/43	16,000,000	16,078,400
[a]Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%, 7/01/46	9,475,000	2,368,750
[a]Puerto Rico Electric Power Authority Power Revenue,
Series A-RSA-1, 5.00%, 7/01/29	20,000,000	14,200,000
Series A-RSA-1, 7.00%, 7/01/33	50,000,000	36,500,000
Series A-RSA-1, 5.00%, 7/01/42	24,000,000	17,040,000
Series WW-RSA-1, 5.00%, 7/01/28	12,030,000	8,541,300
Series WW-RSA-1, 5.25%, 7/01/33	32,250,000	22,978,125
Series XX-RSA-1, 5.25%, 7/01/40	14,000,000	9,975,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,800,000	6,003,000

		139,928,233

Total Municipal Bonds before Short Term Investments (Cost $13,254,513,817)		15,162,842,556

Short Term Investments 1.6%

Municipal Bonds 1.6%
California 1.6%
[b]California State GO, Floating, Series A-2, LOC Bank of Montreal, Daily VRDN and Put, 0.70%, 5/01/33	5,700,000	5,700,000
[b]Eastern Municipal Water District Water and Wastewater Revenue, Refunding, Series A, SPA Bank of America, Daily VRDN and Put, 0.65%, 7/01/46	42,295,000	42,295,000
[b]Irvine 1915 Act Special Assessment, Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.60%, 9/02/22	3,378,000	3,378,000
[b]The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series A-2, SPA Toronto Dominion Bank, Daily VRDN and Put, 0.60%, 7/01/37	94,360,000	94,360,000
SIFMA Index Mode, Subordinate, Refunding, Series E, Weekly VRDN and Put, 4.65%, 7/31/37	20,000,000	19,988,200
Special, Refunding, Series A-1, SPA Toronto Dominion Bank, Daily VRDN and put, 0.60%, 7/01/37	72,015,000	72,015,000
[b]University of California Regents Medical Center Pooled Revenue, Refunding, Series B-1, Daily VRDN and Put, 0.60%, 5/15/32	15,035,000	15,035,000

franklintempleton.com	Annual Report	35

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Short Term Investments (continued)

Municipal Bonds (continued)
California (continued)
[b]University of California Revenue,
General, Refunding, Series AL-2, Daily VRDN and Put, 0.50%, 5/15/48	$9,735,000	$9,735,000
General, Refunding, Series AL-3, Daily VRDN and Put, 0.50%, 5/15/48	855,000	855,000

Total Short Term Investments (Cost $263,373,000)		263,361,200

Total Investments (Cost $13,517,886,817) 96.2%		15,426,203,756

Other Assets, less Liabilities 3.8%		610,387,222

Net Assets 100.0%		$16,036,590,978

See Abbreviations on page 47.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2020

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$13,517,886,817

Value - Unaffiliated issuers	$15,426,203,756
Cash	519,200,520
Receivables:
Capital shares sold	14,098,116
Interest	162,418,669
Other assets	19,227

Total assets	16,121,940,288

Liabilities:
Payables:
Investment securities purchased	30,011,042
Capital shares redeemed	39,032,863
Management fees	5,860,574
Distribution fees	1,883,277
Transfer agent fees	1,336,765
Distributions to shareholders	6,671,780
Accrued expenses and other liabilities	553,009

Total liabilities	85,349,310

Net assets, at value	$16,036,590,978

Net assets consist of:
Paid-in capital	$15,040,316,938
Total distributable earnings (losses)	996,274,040

Net assets, at value	$16,036,590,978

Class A:
Net assets, at value	$1,395,165,228

Shares outstanding	186,020,896

Net asset value per share[a]	$7.50

Maximum offering price per share (net asset value per share ÷ 96.25%)	$7.79

Class A1:
Net assets, at value	$11,448,334,432

Shares outstanding	1,528,665,461

Net asset value per share[a]	$7.49

Maximum offering price per share (net asset value per share ÷ 96.25%)	$7.78

Class C:
Net assets, at value	$1,118,612,006

Shares outstanding	149,680,832

Net asset value and maximum offering price per share[a]	$7.47

Class R6:
Net assets, at value	$186,077,774

Shares outstanding	24,875,289

Net asset value and maximum offering price per share	$7.48

Advisor Class:
Net assets, at value	$1,888,401,538

Shares outstanding	252,590,839

Net asset value and maximum offering price per share	$7.48

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended March 31, 2020

Investment income:
Interest:
Unaffiliated issuers	$603,434,020

Expenses:
Management fees (Note 3a)	71,367,033
Distribution fees: (Note 3c)
Class A	2,629,978
Class A1	11,480,727
Class C	7,630,853
Transfer agent fees: (Note 3e)
Class A	578,573
Class A1	6,599,161
Class C	645,778
Class R6	36,834
Advisor Class	1,025,752
Custodian fees (Note 4)	118,196
Reports to shareholders	255,442
Registration and filing fees	122,708
Professional fees	399,895
Trustees’ fees and expenses	141,879
Other	434,122

Total expenses	103,466,931
Expense reductions (Note 4)	(58,630)
Expenses waived/paid by affiliates (Note 3f)	(11,773)

Net expenses	103,396,528

Net investment income	500,037,492

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(134,416,400)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	237,530,082

Net realized and unrealized gain (loss)	103,113,682

Net increase (decrease) in net assets resulting from operations	$603,151,174

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2020	2019

Increase (decrease) in net assets:
Operations:
Net investment income.	$500,037,492	$523,496,495
Net realized gain (loss)	(134,416,400)	(9,956,510)
Net change in unrealized appreciation (depreciation)	237,530,082	255,817,387

Net increase (decrease) in net assets resulting from operations	603,151,174	769,357,372

Distributions to shareholders:
Class A	(31,341,778)	(5,197,949)
Class A1	(390,859,950)	(423,274,689)
Class M	—	(45)
Class C	(31,683,409)	(39,924,236)
Class R6	(4,986,690)	(3,365,595)
Advisor Class	(62,073,101)	(57,394,738)

Total distributions to shareholders.	(520,944,928)	(529,157,252)

Capital share transactions: (Note 2)
Class A	889,240,042	508,085,673
Class A1	(467,749,607)	(517,071,838)
Class M	—	(4,921)
Class C	(12,029,852)	(413,152,174)
Class R6	83,819,528	16,588,428
Advisor Class	242,039,708	43,635,071

Total capital share transactions	735,319,819	(361,919,761)

Net increase (decrease) in net assets	817,526,065	(121,719,641)

Net assets:
Beginning of year	15,219,064,913	15,340,784,554

End of year	$16,036,590,978	$15,219,064,913

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are

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NOTES TO FINANCIAL STATEMENTS

recorded on the ex-dividend date. Effective May 1, 2019, dividends from net investment income are declared daily and paid monthly. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods..

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended March 31,
	2020		2019[a,b]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[c]	147,850,300	$1,129,226,407	80,236,719	$578,154,810
Shares issued in reinvestment of distributions	3,713,022	28,452,283	664,343	4,800,713
Shares redeemed	(36,071,424)	(268,438,648)	(10,372,064)	(74,869,850)

Net increase (decrease)	115,491,898	$889,240,042	70,528,998	$508,085,673

Class A1 Shares:
Shares sold	63,767,239	$484,727,281	109,715,082	$794,245,080
Shares issued in reinvestment of distributions	42,461,763	323,900,166	47,923,777	347,231,945
Shares redeemed	(168,900,892)	(1,276,377,054)	(228,957,225)	(1,658,548,863)

Net increase (decrease)	(62,671,890)	$(467,749,607)	(71,318,366)	$(517,071,838)

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2. Shares of Beneficial Interest (continued)

	Year Ended March 31,
	2020		2019[a,b]
	Shares	Amount	Shares	Amount
Class M Shares:
Shares redeemed			(675)	(4,921)

Net increase (decrease)			(675)	$(4,921)

Class C Shares:
Shares sold	43,981,976	$335,147,952	16,635,907	$120,669,805
Shares issued in reinvestment of distributions	3,752,742	28,558,209	4,932,892	35,693,447
Shares redeemed[c]	(49,771,041)	(375,736,013)	(79,249,613)	(569,515,426)

Net increase (decrease)	(2,036,323)	$(12,029,852)	(57,680,814)	$(413,152,174)

Class R6 Shares:
Shares sold	15,488,743	$118,031,661	6,701,788	$48,649,483
Shares issued in reinvestment of distributions	646,831	4,937,451	465,258	3,365,201
Shares redeemed	(5,240,812)	(39,149,584)	(4,903,985)	(35,426,256)

Net increase (decrease)	10,894,762	$83,819,528	2,263,061	$16,588,428

Advisor Class Shares:
Shares sold	92,321,947	$701,556,237	67,516,609	$489,214,941
Shares issued in reinvestment of distributions	6,874,739	52,369,097	6,576,625	47,561,014
Shares redeemed	(67,887,140)	(511,885,626)	(68,328,005)	(493,140,884)
Net increase (decrease)	31,309,546	$242,039,708	5,765,229	$43,635,071

aFor the period September 10, 2018 (effective date) to March 31, 2019, for Class A.

bClass M was closed to investors on June 8, 2018.

cMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended March 31, 2020, the gross effective investment management fee rate was 0.441% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rates for each share class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$246,112

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements (continued)

CDSC retained	$515,656

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2020, the Fund paid transfer agent fees of $8,886,098, of which $4,232,641 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until July 31, 2020.

Prior to August 1, 2019, the Class R6 transfer agent fees were limited to 0.01% based on the average net assets of the class.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended March 31, 2020, these purchase and sale transactions aggregated $247,191,000 and $143,706,000, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At March 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$441,469,367
Long term	475,847,589
Total capital loss carryforwards	$917,316,956

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NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the years ended March 31, 2020 and 2019, was as follows:

	2020	2019

Distributions paid from tax exempt income	$520,944,928	$529,157,252

At March 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$13,531,409,803

Unrealized appreciation	$1,970,796,738
Unrealized depreciation	(76,002,785)

Net unrealized appreciation (depreciation)	$1,894,793,953

Distributable earnings:
Undistributed tax exempt income	$25,468,829

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2020, aggregated $2,642,909,339 and $2,428,308,109, respectively.

7. Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2020, the aggregate value of these securities was $111,603,175, representing 0.7% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2020, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At March 31, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (ASU) which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	MF	Multi-Family

ABAG	The Association of Bay Area Governments	MFHR	Multi-Family Housing Revenue

AD	Assessment District	MTA	Metropolitan Transit Authority

AGMC	Assured Guaranty Municipal Corp.	MUD	Municipal Utility District

AMBAC	American Municipal Bond Assurance Corp.	NATL	National Public Financial Guarantee Corp.

BAM	Build America Mutual Assurance Co.	NATL RE	National Public Financial Guarantee Corp. Reinsured

CDA	Community Development Authority/Agency	PCFA	Pollution Control Financing Authority

CFD	Community Facilities District	PFA	Public Financing Authority

COP	Certificate of Participation	PFAR	Public Financing Authority Revenue

CRDA	Community Redevelopment Authority/Agency	RDA	Redevelopment Agency/Authority

ETM	Escrow to Maturity	RSA	Restructuring Support Agreement

FGIC	Financial Guaranty Insurance Co.	SFMR	Single Family Mortgage Revenue

FHA	Federal Housing Authority/Agency	SIFMA	Securities Industry and Financial Markets Association

FNMA	Federal National Mortgage Association	SPA	Standby Purchase Agreement

GNMA	Government National Mortgage Association	SRF	State Revolving Fund

GO	General Obligation	TRAN	Tax and Revenue Anticipation Note

HFA	Housing Finance Authority/Agency	UHSD	Unified/Union High School District

ID	Improvement District	USD	Unified/Union School District

IDR	Industrial Development Revenue	XLCA	XL Capital Assurance

LOC	Letter of Credit

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin California Tax-Free Income Fund (the “Fund”) as of March 31 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 19, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2020. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1977	130	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	109	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	130

Avis Budget Group Inc. (car rental)

(2007-present), Omnicom Group Inc.

(advertising and marketing

communications services)

(2011-present) and White Mountains

Insurance Group, Ltd. (holding

company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since 2019	130	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	130	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	130	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	141	None

Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1983 and Vice President since 1982	130	None

Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and

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Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians and in the first (best) and second quintiles of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares or Class M shares for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other California municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted the Fund’s strong performance for the one-, three-, five- and 10-year periods ended December 31, 2019.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of

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mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses

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and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin California Tax-Free Income Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	1112 A 05/20

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $95,734 for the fiscal year ended March 31, 2020 and $93,685 for the fiscal year ended March 31, 2019.

(b)    Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)    Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $10,000 for the fiscal year ended March 31, 2020 and $15,000 for the fiscal year ended March 31, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)    All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $6,593 for the fiscal year ended March 31, 2020 and $0 for the fiscal year ended March 31, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $190,144 for the fiscal year ended March 31, 2020 and $16,500 for the fiscal year ended March 31, 2019. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, valuation services related to a fair value engagement, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, benchmarking services in connection with the ICI TA Survey and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $206,737 for the fiscal year ended March 31, 2020 and $31,500 for the fiscal year ended March 31, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.         N/A

Item 6. Schedule of Investments.         N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.         N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.         N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)    Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	May 29, 2020

By	S\ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	May 29, 2020